Exhibit 10

NAVISTAR FINANCIAL CORPORATION
AND SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation (“the Corporation”) are incorporated herein by reference:

10.01	Master Inter-company Agreement dated as of April 26, 1993, between the Corporation and International. Filed on the Corporation’s Form 8-K on April 30, 1993. Commission File No. 001-04146.

10.02
First Amendment to the Master Inter-company Agreement dated as of September 30, 1996, between the Corporation and International.  Filed as Exhibit 10.60 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.03
Second Amendment to the Master Inter-company Agreement dated as of August 16, 2000, between the Corporation and International.  Filed as Exhibit 10.61 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.04
Third Amendment to the Master Inter-company Agreement dated as of March 2002, between the Corporation and International.  Filed as Exhibit 10.62 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.05
Fourth Amendment to the Master Inter-company Agreement dated as of February 17, 2004, between the Corporation and International.  Filed as Exhibit 3.1 to the Corporation’s Form 10-Q on March 8, 2004.  Commission File No.  001-04146.

10.06
Amended and Restated Master Intercompany Agreement, dated April 1, 2007, between the Corporation and International. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on April 3, 2007. Commission File No. 001-04146.

10.07
Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comerical, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 10.01 to the Corporation’s Form 8-K on September 1, 2005.  Commission File No. 001-04146.

10.08
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between the Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit agreement.  Filed as Exhibit 10.02 to the Corporation’s Form 8-K on September 1, 2005.   Commission File No. 001-04146.

10.09
Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on December 12, 2003.  Commission File No. 033-87374.

10.10
Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated June 12, 2000.  Commission File No. 333-32960.

10.11
Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K on July 14, 2000.  Commission File No. 033-36767-03.

10.12
Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated December 23, 2003.  Commission File No. 333-104639-01.

10.13
Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.14
Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on December 4, 2003.  Commission File No. 033-87374.

10.15
Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.16
Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.17
Certificate Purchase Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K on February 24, 2000. Commission File No. 033-87374.

10.18
Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.19
Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on July 14, 2000.  Commission File No. 033-87374.

10.20
Series 2003-1 Supplement to the Pooling and Servicing Agreement, dated as of July 13, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on July 11, 2003.  Commission File No. 033-87374.

10.21
Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.22
Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee.  Filed as Exhibit 4.11 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.23
Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.24
Series 2004-1 Indenture Supplement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.25
Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on February 28, 2005.  Commission File No. 333-104639-01.

10.26
Receivables Purchase Agreement dated as of October 16, 2000, between Truck Retail Installment Paper Corp. and the Corporation.  Filed as Exhibit 10.02 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146.

10.27
Servicing Agreement dated as of October 16, 2000, between the Corporation, as Servicer, and Navistar Leasing Company, Harco Leasing Company, Inc., Truck Retail Installment Paper Corp., The Bank of New York as Collateral Agent, and Bank One National Association, as Portfolio Trustee.  Filed as Exhibit 10.01 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146.

10.28
Indenture Agreement dated as of October 16, 2000, between Truck Retail Installment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.03 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146

10.29
Series 2005-1 Supplement dated as of June 29, 2005, to the Indenture also dated October 16, 2000 between Truck Retail Installment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.03 to the Corporation’s Form 8-K on September 1, 2005.   Commission File No. 001-04146.

10.30
Supplement No. 1, dated as of July 24, 2001, to Indenture agreement dated October 16, 2000, among Truck Retail Installment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee, to amend the Indenture to (i) revise the definition of "Series 2000-1 Loss Reserve Specified Balance", and (ii) revise the Amortization Events. Filed as Exhibit 10 to the Corporation’s Form 8-K on August 6, 2001.  Commission File No. 001-04146.

10.31
Supplement No. 2, dated as of July 31, 2002, to Indenture agreement dated October 16, 2000, among Truck Retail Installment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee, to amend the Indenture to (i) revise the definition of “Series 2000-1 Loss Reserve Specified Balance,” (ii) revise the definition of “Reserve Account Trigger Event.”, and (iii) revise the definition of “Receivable Sale Closing Conditions.”  Filed on the Corporation’s Form 8-K on November 27, 2002.  Commission File No. 001-04146.

10.32
Receivables Purchase Agreement dated as of November 21, 2000, among Truck Engine Receivables Financing Co., as Buyer and the Corporation, as Seller and as Servicer.  Filed as Exhibit 10.66 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.33
Trust Sale and Servicing Agreement dated as of November 21, 2000, among the Corporation, as Servicer, Truck Engine Receivables Financing Co., as Seller, and Truck Engine Receivables Master Trust, as Trust.  Filed as Exhibit 10.65 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.34
Indenture, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.63 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.35
Series 2000-1 Indenture Supplement dated as of November 21, 2000, among Truck Engine Receivables Master Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.67 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.36
Trust Agreement dated as of November 21, 2000, between Truck Engine Receivables Financing Co., as Transferor, and Chase Manhattan Bank USA, National Association, as Owner Trustee.  Filed as Exhibit 10.64 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.37
Purchase Agreement dated as of April 30, 2002, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2002-A Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on May 3, 2002.  Commission File No. 033-50291.

10.38
Pooling and Servicing Agreement dated as of April 30, 2002, among the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, N.A. as Owner Trustee.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on May 3, 2002.  Commission File No. 033-50291.

10.39
Trust Agreement dated as of April 30, 2002, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2002-A Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on May 3, 2002.  Commission File No. 033-50291.

10.40
Indenture dated as of April 30, 2002, between Chase Manhattan Bank USA, N.A. as Owner Trustee and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-A Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K on May 3, 2002.  Commission File No. 033-50291.

10.41
Purchase Agreement dated as of November 19, 2002, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2002-B Owner Trust,.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 25, 2002.  Commission File No. 033-50291.

10.42
Pooling Agreement dated as of November 19, 2002, among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-B Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 25, 2002.  Commission File No. 033-50291.

10.43
Servicing Agreement dated as of November 19, 2002, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, Bank One National Association, as Portfolio Trustee, and Navistar Financial 2002-B Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 25, 2002.  Commission File No. 033-50291.

10.44
Trust Agreement dated as of November 19, 2002, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2002-B Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 25, 2002.  Commission File No. 033-50291.

10.45
Indenture dated as of November 19, 2002, between Navistar Financial 2002-B Owner Trust, as Issuer and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-B Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 25, 2002.  Commission File No. 033-50291.

10.46
Purchase Agreement dated as of June 5, 2003, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2003-A Owner Trust,.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on June 11, 2003.  Commission File No. 033-50291.

10.47
Pooling Agreement dated as of June 5, 2003, Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-A Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on June 11, 2003.  Commission File No. 033-50291.

10.48
Servicing Agreement dated as of June 5, 2003, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, Bank One National Association, as Portfolio Trustee, and Navistar Financial 2003-A Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on June 11, 2003.  Commission File No. 033-50291.

10.49
Trust Agreement dated as of June 5, 2003, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2003-A Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on June 11, 2003.  Commission File No. 033-50291.

10.50
Indenture dated as of June 5, 2003, between Navistar Financial 2003-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-A Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K on June 11, 2003.  Commission File No. 033-50291.

10.51
Purchase Agreement dated as of October 31, 2003, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2003-B Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 5, 2003.  Commission File No. 033-50291.

10.52
Pooling Agreement dated as of October 31, 2003, Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-B Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 5, 2003.  Commission File No. 033-50291.

10.53
Servicing Agreement dated as of October 31, 2003, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, Bank One National Association, as Portfolio Trustee, and Navistar Financial 2003-B Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 5, 2003.  Commission File No. 033-50291.

10.54
Trust Agreement dated as of October 31, 2003, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2003-B Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 5, 2003.  Commission File No. 033-50291.

10.55
Indenture dated as of October 31, 2003, between Navistar Financial 2003-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-B Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K on November 5, 2003.  Commission File No. 033-50291.

10.56
Purchase Agreement dated as of April 1, 2004, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2004-A Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K on April 5, 2004.  Commission File No. 333-67112-01.

10.57
Pooling Agreement dated as of April 1, 2004, Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-A Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K on April 5, 2004.  Commission File No. 333-67112-01.

10.58
Servicing Agreement dated as of April 1, 2004, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, JP Morgan Trust Company National Association, (as successor-in-interest to Bank One, National Association),as Portfolio Trustee, and Navistar Financial 2004-A Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K on April 5, 2004.  Commission File No. 333-67112-01.

10.59
Trust Agreement dated as of April 1, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2004-A Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K on April 5, 2004.  Commission File No. 333-67112-01.

10.60
Indenture dated as of April 1, 2004, between Navistar Financial 2004-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-A Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K on April 5, 2004.  Commission File No. 333-67112-01.

10.61
Purchase Agreement dated as of November 17, 2004, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2004-B Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K on November 17, 2004.  Commission File No. 333-67112-06.

10.62
Pooling Agreement dated as of November 17, 2004, Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-B Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K on November 17, 2004.  Commission File No. 333-67112-06.

10.63
Servicing Agreement dated as of November 17, 2004, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association),as Portfolio Trustee, and Navistar Financial 2004-B Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K on November 17, 2004.  Commission File No. 333-67112-06.

10.64
Trust Agreement dated as of November 17, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2004-B Owner Trust.  Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K on November 17, 2004.  Commission File No. 333-67112-06.

10.65
Indenture dated as of November 17, 2004, between Navistar Financial 2004-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-B Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K on November 17, 2004.  Commission File No. 333-67112-06.

10.66
Receivables Sale Agreement dated as of July 30, 2004, between Navistar Financial Retail Receivables Corporation and the Corporation.  Filed as Exhibit 10.68 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.67
Receivables Purchase Agreement dated as of July 30, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.  Filed as Exhibit 10.69 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.68
Receivables Sale Agreement dated as of April 29, 2005, between Navistar Financial Retail Receivables Corporation and the Corporation.   Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust Form 8-K on May 31, 2005.  Commission File No. 333-67112.

10.69
Receivables Purchase Agreement dated as of April 29, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.  Filed as Exhibit 99.2 to Navistar Financial Retail Receivables Corporation Owner Trust Form 8-K on May 31, 2005.  Commission File No.333-67112.

10.70
Purchase Agreement dated as of July 27, 2005, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2005-A Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No. 333-115716-01.

10.71
Pooling Agreement dated as of July 27, 2005 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2005-A Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A Form 8-K on July 27, 2005.   Commission File No.  333-115716-01.

10.72
Servicing Agreement dated as of July 27, 2005, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association),as Portfolio Trustee, and Navistar Financial 2005-A Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27. 2005.   Commission File No. 333-115716-01.

10.73
Trust Agreement dated as of July 27, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2005-A Owner Trust.    Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No.  333-115716-01.

10.74
Indenture dated as of July 27, 2005, between Navistar Financial 2005-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2005-A Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No. 333-115716-01.

10.75
Purchase Agreement dated as of February 27, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.76
Pooling Agreement dated as of February 27, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-BOA Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.77
Servicing Agreement dated as of February 27, 2006, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2006-BOA Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.78
Trust Agreement dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.79
Indenture dated as of February 27, 2006, between Navistar Financial 2006-BOA Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.80
Purchase Agreement dated as of September 1, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.81
Pooling Agreement dated as of September 1, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-ARC Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.82
Servicing Agreement dated as of September 1, 2006, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent, LaSalle Bank National Association, as Indenture Trustee, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, and Navistar Financial 2006-ARC Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.83
Trust Agreement dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146..

10.84
Indenture dated as of September 1, 2006, between Navistar Financial 2006-ARC Owner Trust and LaSalle Bank National Association, as Indenture Trustee, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.85
Purchase Agreement dated as of October 20, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.86
Pooling Agreement dated as of October 20, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-RBC Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.87
Servicing Agreement dated as of October 20, 2006, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2006-RBC Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.88
Trust Agreement dated as of October 20, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.89
Indenture dated as of October 20, 2006, between Navistar Financial 2006-RBC Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.90
Purchase Agreement dated as of February 16, 2007, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2007-JPM Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.91
Pooling Agreement dated as of February 16, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-JPM Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.92
Servicing Agreement dated as of February 16, 2007, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2007-JPM Owner Trust, as Issuer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.93
Trust Agreement dated as of February 16, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, with respect to Navistar Financial 2007-JPM Owner Trust.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.94
Indenture dated as of February 16, 2007, between Navistar Financial 2007-JPM Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2007-JPM Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.95
Purchase Agreement dated as of June 22, 2007, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.96
Pooling Agreement dated as of June 22, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-BNS Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.97
Servicing Agreement dated as of June 22, 2007, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2007-BNS Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.98
Trust Agreement dated as of June 22, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.99
Indenture dated as of June 22, 2007, between Navistar Financial 2007-BNS Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.100
Waiver dated January 17, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comerical, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 99.1 to the Corporation’s Form 8-K on March 8, 2006.  Commission File No. 001-04146.

10.101
Second Waiver and Consent dated March 2, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comerical, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 99.2 to the Corporation’s Form 8-K on March 8, 2006.  Commission File No. 001-04146.

10.102
Third Waiver and Consent dated November 10, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comerical, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 20, 2006.  Commission File No. 001-04146.

10.141
First Amendment dated March 28, 2007, to the Amended and Restated Credit Agreement dated as of July 1, 2005 among the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation and Navistar Comerical, S.A. de C.V., the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on April 3, 2007. Commission File No. 001-04146.

10.142
Second Amendment and Fourth Waiver dated October 23, 2007 to the Amended and Restated Credit Agreement dated as of July 1, 2005 among the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation and Navistar Comerical, S.A. de

C.V., the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 5, 2007. Commission File No. 001-04146.

10.143
Series 1995-1 Supplement dated as of June 8, 1995, to the Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on December 4, 2003.  Commission File No. 033-87374.

10.170
Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank of America,, as Agent for the Investors, Administrator and as an alternate investor, Kitty Hawk Funding Corporation, as the Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.171
Note Purchase Agreement, dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, ABN AMRO Bank N.V,’, as Funding Agent for the Investors and as an alternate investor, Amsterdam Funding Corporation, as Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.172
Note Purchase Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as Servicer, Royal Bank of Canada, as Agent for the Investors, and Thunder Bay Funding LLC, as Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.173
Note Purchase Agreement, dated as of February 16, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, JPMorgan Chase, N.A., as Agent for the Investors, and Jupiter Securitization Company LLC and Falcon Asset Securitization Company LLC, Collectively, as the Conduit Investor.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.174
Note Purchase Agreement, dated June 22, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, The Bank of Nova Scotia, as Agent for the Investors, and Liberty Street Funding LLC, as the Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on June 22, 2007. Commission File No. 001-04146.

10.175
Note Purchasing Agreement, dated as of November 28, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Citicorp North America, Inc., as Agent for the Investors, CAFCO, LLC and CRC Funding, LLC as the Conduit Investors, and Citibank, N.A., as Committed Investor.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.176
Pooling Agreement dated as of November 28, 2007 between Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-C Owner Trust, as Issuer.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.177
Indenture dated as of November 28, 2007, between Navistar Financial 2007-C Owner Trust, as Issuer, and The Bank of New York, as the Indenture Trustee.   Filed as Exhibit 10.3 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.178
Trust Agreement, dated as of November 28, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee.   Filed as Exhibit 10.4 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.179
Purchase Agreement, dated November 28, 2007, among Navistar Financial Retail Receivables Corporation, The Bank of New Your, as Indenture Trustee, Navistar Financial 2007-C Owner Trust, as Issuer, and Navistar Financial Corporation, as Servicer.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.180
Servicing Agreement, dated November 28, 2007, among Navistar Financial Retail Receivables Corporation, The Bank of New Your, as Indenture Trustee, Navistar Financial 2007-C Owner Trust, as Issuer and Navistar Financial Corporation, as Servicer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

The following documents of Navistar Financial Corporation are filed herewith:

10.103
First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.

10.104
Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.

10.105
Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.

10.106
Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as a Committed Purchaser.

10.107
Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as a Committed Purchaser.

10.108
First Amendment to Certificate Purchase Agreement, dated as of January 27, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser.

10.109
Extension to Amended and Restated Certificate Purchase Agreement, dated as of December 19, 2005, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.110
Amendment, Waiver, and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.111
Amendment, Waiver, and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.112
Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.

10.113	Receivables Sale Agreement, dated as of April 8, 2004, between the Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.

10.114
Waiver No. 1 to Receivables Purchase Agreement, dated as of January 28, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.

10.115
Waiver No. 2 to Receivables Purchase Agreement, dated as of March 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.

10.116
Waiver No. 3 to Receivables Purchase Agreement, dated as of April 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.117
Waiver No. 4 to Receivables Purchase Agreement, dated as of July 20, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.118
Waiver No. 5 to Receivables Purchase Agreement, dated as of January 17, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.119
Waiver No. 6 to Receivables Purchase Agreement, dated as of March 21, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.120
Waiver No. 7 to Receivables Purchase Agreement, dated as of January 31, 2007, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.121	Waiver No. 1 to Receivables Sale Agreement, dated as of March 21, 2006, among the Corporation, as Transferor and Truck Retail Accounts Corporation, as Transferee.

10.122	Waiver No. 2 to Receivables Sale Agreement, dated as of January 31, 2007, among the Corporation, as Transferor and Truck Retail Accounts Corporation, as Transferee.

10.123
Amendment No. 1 to Receivables Purchase Agreement, dated as of March 31, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.

10.124
Amendment No. 2 to Receivables Purchase Agreement, dated as of August 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.125
Amendment No. 3 to Receivables Purchase Agreement, dated as of August 11, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.126	Amendment No. 1 to the Pooling Agreement, dated as of January 31, 2007, among Navistar Financial Retail Receivables Corporation (the “Seller”), and Navistar Financial 2006-ARC Owner Trust, as Issuer.

10.127	Amendment No.1 to the Pooling Agreement, dated as of May 31, 2007, among Navistar Financial Retail Receivables Corporation (the “Seller”), and Navistar Financial 2006-RBC Owner Trust, as Issuer.

10.128
Amendment No. 4 dated August 10, 2007 to the Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.

10.129	Not used

10.130
Waiver dated January 31, 2007 to (i) the Indenture dated as of September 1, 2006 between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as Indenture Trustee, (ii) the Note Purchase Agreement dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor, (iii) the Servicing Agreement dated as of September 1, 2006, among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, NFC, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (iv) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association and Navistar Financial Corporation..

10.131
Waiver dated January 31, 2007 to the Receivables Purchase Agreement, dated as of July 30, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.

10.132
Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.133
Amendment, waiver and extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.134
 Extension dated February 20, 2004 to the Certificate Purchase Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as conduit purchaser and assignee of Receivables Capital Corporation, and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser.

10.135
Amendment No. 5 dated August 15, 2007 to the Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, Jupiter Securitization Company, LLC, and JS Siloed Trust, as Trust.

10.136
Waiver dated January 31, 2007 to the Receivables Purchase Agreement, dated as of April 29, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.

10.137
Waiver dated March 31, 2007 to (i) the Note Purchase Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Thunder Bay Funding, LLC., as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables, Navistar Financial 2006-RBC Owner Trust, as issuer, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Indenture Trustee.

10.138
First Amended Control Agreement, dated as of February 20, 2007, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Banks N.A. (successor by merger to Bank One, N.A.), as Agent, and The Bank of New York (successor to JP Morgan Chase Bank, N.A.), as Securities Intermediary.

10.139
Amendment dated January 31, 2007 to the Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, National Association, as Agent.

10.140	Waiver dated January 8, 2007 to the Master Purchase Agreement, dated as of June 30, 2004, among International Truck Leasing Corp. and Banc of America Leasing & Capital LLC.

10.144
Series 1997-1 Supplement dated as of August 19, 1997, to the Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.

10.145
Amendment No. 1, dated March 27, 1996, to the Series 1995-1 Supplement to the Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.

10.146
Amendment No. 2, dated August 19, 1997, to Series 1995-1 Supplement to the Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.

10.147
Amended and Restated Certificate Purchase Agreement dated as of October 23, 2007 to the amended and restated Certificate dated December 27, 2004  between Navistar Financial Securities Corporation, as Seller and Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.

10.148
Amended and Restated Fee Letter dated October 23, 2007, to the Restated Fee Letter dated May 26, 2006 amended and restated Certificate Purchase Agreement dated December 27, 2004 between Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank of America, National Association and The Bank of Nova Scotia, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and as a Committed Purchaser, Bank of America, National Association, as Administrative Agent, and Bank of America, National Association, as a Committed Purchaser and a Managing Agent.

10.149
Amendment No. 2 dated October 25, 2007 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, The Bank of New York, a New York banking corporation, as Master Trust Trustee.

10.150
Waiver No. 8 dated as of October 23, 2007 to the Receivables Purchase Agreement dated as of April 8, 2004 among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as initial Servicer,  JS Siloed Trust as assignee of Jupiter Securitization Company LLC, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent.

10.151
Waiver No. 3 dated as of October 23, 2007 to the Receivables Sale Agreement dated as of April 8, 2004 among Navistar Financial Corporation, a Delaware corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.

10.152
Waiver dated October 23, 2007 to the Receivables Purchase Agreement, dated as of July 30, 2004 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.

10.153
Waiver dated October 23, 2007 to the Receivables Purchase Agreement, dated as of April 29, 2005 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent.

10.154
Waiver dated October 23, 2007 to (i) the indenture dated as of September 1, 2006 between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (ii) the Note Purchase Agreement dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as the Seller, Navistar Financial Corporation , Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor, (iii) the Servicing Agreement dated as of September 1, 2006 (the “Servicing Agreement”), among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, Navistar Financial Corporation, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (iv) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the “Swap Counterparty”) and Navistar Financial Corporation..

10.155
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement, dated as of October 20, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Thunder Bay Funding, LLC, as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, Navistar Financial 2006-RBC Owner Trust, as Issuer, Navistar Financial Corporation , as Servicer, and The Bank of New York, as Indenture Trustee.

10.156
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement dated as of June 22, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Liberty Street Funding, LLC, as the Conduit Investor, and The Bank of Nova Scotia, as Agent for the Investors, and (ii) the Servicing Agreement, dated as of June_22, 2007, among Navistar Financial Retail Receivables Corporation, Navistar Financial 2007-BNS Owner Trust, as Issuer, Navistar Financial, as Servicer, and The Bank of New York, as Indenture Trustee.

10.157
Amendment to Note Purchase Agreement dated as of October 23, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Investor, and Bank of America, National Association, as Agent, the Administrator and an Alternate Investor.

10.158	Waiver dated October 22, 2007 to the Master Purchase Agreement dated as of June 30, 2004 among Banc of America Leasing & Capital LLC and International Truck Leasing Corp.

10.159
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement, dated as of February 16, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Falcon Asset Securitization Company, LLC, and Park Avenue Receivables Company, LLC, as the Conduit Investor, and JP Morgan Chase Bank, as Agent for the Investors and (ii) the Servicing Agreement, dated as of February 16, 2007, among NFRRC, Navistar Financial 2007-JPM Owner Trust, as Issuer, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Indenture Trustee.

10.160 thru 10.169  Not used